SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

Evergreen Institutional 100% Treasury Money Market Fund (the “Fund”)

Effective after the close of business on Wednesday, December 17, 2008, Evergreen Institutional 100% Treasury Money Market Fund is closed to new accounts and additional purchases by existing investors.   Existing shareholders of the Fund may continue to add to their accounts through dividend reinvestment.  The Fund had previously been closed to new investors on December 1, 2008.   Participants in self-directed, employer-sponsored retirement plans who were investing in the Fund through automatic payroll deductions as of December 17, 2008 will be allowed to continue to invest in the Fund by means of automatic payroll deductions through January 16, 2009.  Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

The Fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time and to reject any investment for any reason.

December 17, 2008	583787 (12/08)